united states
securities and exchange commission

Washington, D.C. 20549

form 8-k

current report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 13, 2017

Royal Hawaiian Orchards, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(808) 747-8471

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Credit Agreement with American AgCredit, PCA

On July 13, 2017, Royal Hawaiian Orchards, L.P., a Delaware limited partnership (the “Partnership”), Royal Hawaiian Services, LLC, a Hawaii limited liability company (“RHS”), and Royal Hawaiian Macadamia Nut, Inc., a Hawaii corporation (“RHMN”), executed the Seventh Amendment to Amended and Restated Credit Agreement (the “Seventh Amendment”) with the Partnership’s existing lender American AgCredit, PCA.

As a result, the Amended and Restated Credit Agreement among the Partnership, RHS, and RHMN, as borrowers, and American AgCredit, PCA, for itself, as a lender, and as agent for all lenders, dated as of March 27, 2015, as amended (the “Amended PCA Credit Agreement”), was amended as follows:

(i)	all references to the 2010 Term Loan and 2015 Bridge Loan (as previously defined in the Amended PCA Credit Agreement) were deleted because those loans have been repaid and are no longer outstanding;

(ii)	the maturity date of the Revolving Loan (as defined in the Amended PCA Credit Agreement) was extended for three years from July 15, 2017 to July 15, 2020;

(iii)

the Consolidated EBITDA (as defined in the Amended PCA Credit Agreement) was changed from a minimum $2,500,000 on the last day of each fiscal quarter to (A) $2,000,000 for the quarter ending June 30, 2017, (B) $2,250,000 for the quarter ending September 30, 2017, (C) $2,750,000 for the quarters ending December 31, 2017, March 31, 2018, June 30, 2018, and September 30, 2018, and (D) $3,000,000 for the quarters ending December 31, 2018 and thereafter; and

(iv)

the Consolidated Tangible Net Worth (as defined in the Amended PCA Credit Agreement), as of the last day of any fiscal year beginning with the fiscal year ending December 31, 2017, shall not be less than $49,000,000 minus (i) the aggregate amount of Tax Distributions (as defined in the Amended PCA Credit Agreement) made on or after January 1, 2017; and plus (ii) the aggregate amount of positive Consolidated Net Income (as defined in the Amended PCA Credit Agreement) (but not reduced if Consolidated Net Income in any fiscal year is negative) for the fiscal year ending December 31, 2017 and for each fiscal year thereafter.

The foregoing description of the Seventh Amendment is qualified in its entirety by the terms of the Seventh Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1

Seventh Amendment to Amended and Restated Credit Agreement among Royal Hawaiian Orchards, L.P., Royal Hawaiian Services, LLC, and Royal Hawaiian Macadamia Nut, Inc., as Borrowers, American AgCredit, PCA, as Agent, and the Lenders, dated as of July 13, 2017.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)
Date: July 14, 2017
	By:	Royal Hawaiian Resources, Inc., its Managing General Partner

		By:	/s/ Bradford Nelson
		Name:	Bradford Nelson
		Title:	President

EXHIBIT INDEX

Exhibit No.	Description
10.1

Seventh Amendment to Amended and Restated Credit Agreement among Royal Hawaiian Orchards, L.P., Royal Hawaiian Services, LLC, and Royal Hawaiian Macadamia Nut, Inc., as Borrowers, American AgCredit, PCA, as Agent, and the Lenders, dated as of July 13, 2017.